SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C. 20549

                                        FORM 8-K

                                     CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported): May 1, 1995



                                        SBARRO, INC.
              (Exact name of registrant as specified in its charter)


                                          New York
                     (State or other jurisdiction of incorporation)


                      1-8881                     11-2501939
            (Commission File Number)    (IRS Employer Identification No.)


                 763 Larkfield Road, Commack, New York             11725
               (Address of principal executive offices)        (Zip Code)

            Registrant's telephone number, including area code:(516)864-0200


                                       Not Applicable
               (Former name or former address, if changed since last report)

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          Item 5.   Other Events..

                    On May 1, 1995, the Company issued a press release in which it reported that, based on preliminary indications, the Company's net earnings for the first quarter ended April 23,
          1995 are expected to be approximately 25% below the prior year's
          levels for the same period.   In the first quarter of 1994, the
          Company earned $6,169,000 or $.30 per share. A copy of the press release is filed as an exhibit to this report and is incorporated herein by reference.

          Item 7.   Financial Statements and Exhibits.

               (a)  Financial statements of businesses acquired:  None

               (b)  Pro forma financial information: None

               (c)  Exhibits:

                    99.1 Press Release dated May 1, 1995.


                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SBARRO, INC.


          Date: May 1, 1995             By:  /s/ Robert S. Koebele
                                             Robert S. Koebele
                                             Vice President-Finance























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                                    EXHIBIT INDEX

          Exhibit
          Number                   Exhibit                          Page


          99.1       Sbarro, Inc. Press Release dated May 1, 1995     4
























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